                                                                    Exhibit 10.4
When recorded, return to:

STREICH LANG, P.A.
Renaissance One
Two North Central Avenue
Phoenix, Arizona  85004-2391
Attention:  Henry A. Perras, Esq.



                                  AMENDMENT TO
                       DEED OF TRUST, ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING


         This Amendment to Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 25, 1997 (the "Amendment") is by and between CONTINENTAL CIRCUITS CORP., a Delaware corporation ("Trustor"), whose address is 3502 East Roeser Road, Phoenix, Arizona 85040, and BANK ONE, ARIZONA, NA, a national banking association ("Beneficiary"), whose address is Post Office Box 71, Phoenix, Arizona 85001, Attention: Commercial Banking, Dept. AZ1-1178. Terms used herein not otherwise defined herein shall have the meanings set forth in the Deed of Trust (defined below).

                                     RECITAL

         WHEREAS, the Loan Agreement pursuant to which the promissory note secured by the Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of April 28, 1994 (the "Deed of Trust"), by Trustor, as Trustor, for the benefit of Beneficiary, as Beneficiary, recorded on April 28, 1994 as No. 940342849, records of Maricopa County, State of Arizona, has been amended and restated by that certain Loan Agreement of even date herewith between Trustor and Beneficiary.

         NOW, THEREFORE, the parties hereto agree as follows:

                                   AMENDMENTS

         SECTION . Section 2 of the Deed of Trust is amended to read as follows:

SECTION 2.  OBLIGATION SECURED

  This Deed of Trust is given for the purpose of securing, in such order of priority as Beneficiary may elect:

         2.1 Payment of the sum of FORTY-FIVE MILLION AND NO/100 DOLLARS ($45,000,000.00) according to the terms of that Revolving Promissory Note dated as of July 25, 1997, made by Trustor, payable to the order of Beneficiary, evidencing a revolving line of credit, all or any part of which may be advanced to Trustor, repaid by Trustor and readvanced to Trustor, from time to time, subject to the terms and conditions thereof, provided that the principal balance outstanding at any time shall not exceed the sum set forth above in this Paragraph 2.1, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter called the Note). The Note may accrue interest at a variable rate per annum, as such rate shall change from time to time;

         2.2 Payment, performance and observance by Trustor of each covenant, condition, provision and agreement contained herein and of all monies expended or advanced by Beneficiary pursuant to the terms hereof, or to preserve any right of Beneficiary hereunder, or to protect or preserve the Trust Property or any part thereof;

         2.3 Payment, performance and observance by Trustor of each covenant, condition, provision and agreement contained in that Loan Agreement dated as of July 25, 1997, by and between Trustor and Beneficiary (hereinafter called the "Loan Agreement") and in any other Loan Document (as defined in the Loan Agreement) and of all monies expended or advanced by Beneficiary pursuant to the terms thereof or to preserve any right of Beneficiary thereunder;

         2.4 Payment of any and all additional loans and advances made by Beneficiary to Trustor and/or to the then record owner or owners of the Trust Property (excluding, however, any such loan to an individual for personal, family or household purposes) with interest thereon, late charges, extension and other fees, prepayment premiums and attorneys' fees, according to the terms of the promissory note(s) and/or credit agreement(s) evidencing such loans and advances, and all extensions, modifications, renewals or replacements thereof; and

         2.5 The full and timely payment of all amounts now or hereafter due and payable by Trustor to Beneficiary under any interest rate swap, cap, collar or similar transaction, or any Master Agreement for such transactions, now or hereafter in effect between Trustor and Beneficiary, whether such amounts are due and payable on the date(s) scheduled therefor, on the occurrence of an Early Termination Date (as defined in the Master Agreement), or otherwise.

         All of the indebtedness and obligations secured by this Deed of Trust are hereinafter collectively called the "Obligation."

         SECTION 2. Schedule A of the Deed of Trust is amended by the addition of that real property the legal description of which is attached hereto as Schedule A-1.

         SECTION 3. Schedule B of the Deed of Trust is amended by the addition of those Permitted Exceptions listed on Schedule B-1 attached hereto.

         SECTION 4. All of the terms and provisions of the Deed of Trust are hereby incorporated by reference in this Amendment to the same extent as if fully set forth herein.

         SECTION 5. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall for all purposes be deemed to be an original, and all such counterparts together constitute but one and the same Amendment.

         SECTION 6. This Amendment shall be construed in accordance with the laws of the State of Arizona.

         IN WITNESS WHEREOF, the Trustor and the Beneficiary have caused this Amendment to be duly executed as of the date first written above.

                        CONTINENTAL CIRCUITS CORP., a Delaware
                        corporation



                        By: /s/ Frederick G. McNamee, III
                           ----------------------------------------------------
                           Its President and Chief Executive Officer


                                       TRUSTOR


                        BANK ONE, ARIZONA, NA, a national banking association


                        By: /s/ Steve Reinhart
                           ----------------------------------------------------

                        Its      Vice President
                                 BENEFICIARY

STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this 25th of July, 1997, by Frederick G. McNamee, III , the President /CSO of CONTINENTAL CIRCUITS CORP., a Delaware corporation, on behalf of that corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                              (Signature of Notary)
                                       ----------------------------------------
                                       Notary Public

My commission expires:

      (Seal of Notary)
------------------------


STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this 25th day of July, 1997, by Steve Reinhart, the Vice President of BANK ONE, ARIZONA, NA, a national banking association, on behalf of that bank.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                               (Signature of Notary)
                                       ----------------------------------------
                                       Notary Public

My commission expires:

     (Seal of Notary)
------------------------

                                 SCHEDULE "A-1"


All that real property situate in the County of Maricopa, State of Arizona, more particularly described as follows:

      PARCEL NO. 1:

      Lot 15, EL DORADO INDUSTRIAL PLAZA UNIT THREE, according to Book 167 of Maps, page 6, records of Maricopa County, Arizona;

      EXCEPT the East 277.19 feet.

      PARCEL NO. 2:

      The North 274.00 feet of Lot 17, EL DORADO INDUSTRIAL PLAZA UNIT THREE, as measured along the West boundary line, according to Book 167 of Maps, page 6, records of Maricopa County, Arizona.

      PARCEL NO. 3:

      That part of the South 226.65 feet, as measured at the West boundary property line, of Lot 17, EL DORADO INDUSTRIAL PLAZA UNIT THREE, according to Book 167 of Maps, page 6, records of Maricopa County, Arizona, more particularly described as follows:

      BEGINNING at the Northwest corner of the above described parcel of land;

      Thence North 88 degrees 51 minutes 01 seconds East along the North line of said parcel, a distance of 197.56 feet;

      Thence South 01 degrees 08 minutes 59 seconds East, a distance of 20.00 feet;

      Thence South 88 degrees 51 minutes 01 seconds West, 197.93 feet, to a point on the West line of the above described parcel;

      Thence North 00 degrees 05 minutes 27 seconds West, along said West line,
      20.00 feet, to the POINT OF BEGINNING.

                                 SCHEDULE "B-1"



Permitted Exceptions



1.    1997 Taxes, a lien, not yet due and payable.

2. The Liabilities, Obligations and Burdens imposed upon said land by reason of inclusion within the Salt River Project Agricultural Improvement and Power District and Agricultural Improvement Districts.
      (ALL ASSESSMENTS DUE AND PAYABLE HAVE BEEN PAID)

3. Reservations or exception in patents or in Acts authorizing the issuance thereof.

4. Water Rights, claims or title to water, whether or not shown by the public records.

5. Easements as shown on the recorded plat of said subdivision recorded in Book 167, page 6, records of Maricopa County, Arizona..

6. Easement for roadway and public utilities, and rights incident thereto as set forth in Docket 8595, page 98, records of Maricopa County, Arizona. (PARCEL NO. 1)

7. Easement for roadway and public utilities, and rights incident thereto as set forth in Docket 8595, page 103, records of Maricopa County, Arizona. (PARCEL NO. 1)

8. Easement for underground power, and rights incident thereto as set forth in Docket 11028, page 799, records of Maricopa County, Arizona.
      (PARCEL NOS. 2 AND 3)

9. Easement for underground power, and rights incident thereto as set forth in Docket 11028, page 800, records of Maricopa County, Arizona.
      (PARCEL NOS. 2 AND 3)

10. Restrictions, conditions, covenants and easements, recorded in Docket 10136, page 856; Amended in Docket 12934, page 1110; Amended in Docket 15029, page 355; Second Amendment recorded in Docket 15391, page 635; Third Amendment recorded in Docket 15506, page 493; and Fourth Amendment recorded in Docket 15592, page 373; and as shown on recorded plat of said subdivision, but omitting any covenants or restrictions if any, based upon race, color, religion, sex, handicap, familial status or national origin unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons.

11. Easement for underground power, and rights incident thereto as set forth in Docket 14846, page 1011, records of Maricopa County, Arizona.
      (PARCEL NOS. 2 AND 3)

12. Easement for underground electric lines, and rights incident thereto as set forth in Docket 15350, page 145, records of Maricopa County, Arizona. (PARCEL NO. 1)

13. Easement for underground power, and rights incident thereto as set forth in Document No. 97-475905, records of Maricopa County, Arizona.
      (PARCEL NOS. 2 AND 3)